                                                                        Ex10(a)

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                       RESIDENTIAL MORTGAGE LOAN PURCHASE

                            AND WARRANTIES AGREEMENT






                     PEOPLE'S PREFERRED CAPITAL CORPORATION
                                   Purchaser




                          PEOPLE'S BANK OF CALIFORNIA
                                     Seller








                           Dated as of _____________, 1997




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

                               TABLE OF CONTENTS


                                                                            Page



SECTION 1.    Definitions.................................................
SECTION 2.    Agreement to Purchase Initial Portfolio.....................
SECTION 3.    Subsequent Purchases........................................
SECTION 4.    Payment of Purchase Price...................................
SECTION 5.    Examination of Mortgage Files...............................
SECTION 6.    Conveyance from Seller to Purchaser.........................
   Subsection 6.1 Possession of Servicing Files...........................
   Subsection 6.2 Books and Records.......................................
   Subsection 6.3 Delivery of Custodian's File............................
SECTION 7.    Servicing of the Mortgage Loans.............................
SECTION 8.    Representations, Warranties and Covenants of the
               Seller; Remedies for Breach................................
    Subsection 8.1 Representations and Warranties Regarding the Seller....
    Subsection 8.2 Representations and Warranties Regarding
                    Individual Mortgage Loans.............................
    Subsection 8.3 Remedies for Breach of Representations and Warranties..
SECTION 9.    Closing.....................................................
SECTION 10.   Closing Documents...........................................
SECTION 11.   Costs.......................................................
SECTION 12.   Merger or Consolidation of the Seller.......................
SECTION 13.   Mandatory Delivery; Grant of Security Interest..............
SECTION 14.   Notices.....................................................
SECTION 15.   Severability Clause.........................................
SECTION 16.   Counterparts................................................
SECTION 17.   Governing Law...............................................
SECTION 18.   Intention of the Parties....................................
SECTION 19.   Successors and Assigns; Assignment of Purchase Agreement....
SECTION 20.   Waivers.....................................................
SECTION 21.   Entire Agreement, Amendment.................................
SECTION 22.   General Interpretive Principles.............................
SECTION 23.   Reproduction of Documents...................................
SECTION 24.   Further Agreements..........................................
SECTION 25.   Recordation of Assignments of Mortgage......................

                                    EXHIBITS


EXHIBIT A     Contents of Each Mortgage File
EXHIBIT B     Residential Mortgage Servicing Agreement
EXHIBIT C     Form of Seller's Officer's Certificate
EXHIBIT D     Form of Opinion of Counsel to the Seller
EXHIBIT E     Notice of Sale and Release of Collateral
EXHIBIT F     Form of Security Release Certification
EXHIBIT G     Form of Assignment and Assumption Agreement
EXHIBIT H     Initial Portfolio Mortgage Loan Schedule
EXHIBIT I     Form of Commitment Letter

                       RESIDENTIAL MORTGAGE LOAN PURCHASE
                           AND WARRANTIES AGREEMENT


    This RESIDENTIAL MORTGAGE LOAN PURCHASE AND WARRANTIES AGREEMENT (the "Agreement"), dated as of _______, 1997, by and between People's Preferred Capital Corporation, a Maryland corporation, having an office at 5900 Wilshire Boulevard, Los Angeles, California 90036 (the "Purchaser"), and People's Bank of California, a stock savings bank organized under the laws of the United States of America, having an office at 5900 Wilshire Boulevard, Los Angeles, California 90036 (the "Seller").


                                 W I T N E S S E T H:
                                 --------------------

    WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, from time to time, certain Mortgage Loans (as defined herein) on a servicing retained basis as described herein, and which shall be delivered as whole loans; and

    WHEREAS, each Mortgage Loan, at the time it is sold by Seller to Purchaser pursuant to this Agreement, will be secured by a mortgage, deed of trust or other security instrument creating a first lien on a residential dwelling located in the jurisdiction indicated on the related Mortgage Loan Schedule; and

    WHEREAS, the Purchaser and the Seller wish to prescribe the manner of the conveyance, servicing and control of the Mortgage Loans.

    NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and the Seller agree as follows:

SECTION 1.    Definitions.

    For purposes of this Agreement and any Commitment Letter (as defined herein), the following capitalized terms shall have the respective meanings set forth below. Other capitalized terms used in this Agreement and not defined herein shall have the respective meanings set forth in the Residential Servicing Agreement attached as Exhibit B hereto.

    "Accepted Servicing Practices" means, with respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

    "Act" means The National Housing Act, as amended from time to time.

    "Adjustable Rate Mortgage Loan" means any individual Mortgage Loan purchased pursuant to this Agreement the Mortgage Interest Rate of which adjusts periodically.

    "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

    "Agreement" means this Residential Mortgage Loan Purchase and Warranties Agreement, all amendments hereof and supplements hereto and each Commitment Letter hereunder.

    "ALTA" means The American Land Title Association or any successor thereto.

    "Ancillary Income" means all late charges, assumption fees, escrow account benefits, reinstatement fees, conversion fees, optional insurance commissions and similar types of fees arising from or in connection with any Mortgage and collected from the related Mortgagor, to the extent not otherwise payable to the Mortgagor under applicable law or pursuant to the terms of the related Mortgage Note.

    "Appraised Value" means the value of the Mortgaged Property set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

    "Assignment and Assumption Agreement" has the meaning set forth in Section
19.

    "Assignment of Mortgage" means an assignment of the Mortgage delivered in blank, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage Loan to the Purchaser.

    "Business Day" means any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the State of California or the State in which the servicing operations of the Seller's Servicer are located, are authorized or obligated by law or executive order to be closed.

    "Classified" is used herein generally to describe a Mortgage Loan which is deemed substandard, doubtful or loss with respect to collectibility.

    "Closing Date" means the Initial Closing Date and any other date on which the parties hereto shall agree to close a sale of Mortgage Loans hereunder as set forth in a duly executed Commitment Letter.

    "Code" means Internal Revenue Code of 1986, as amended.

    "Commitment Letter" means a letter agreement executed by the Purchaser and the Seller providing for the purchase and sale of Mortgage Loans and substantially in the form of Exhibit I hereto.

    "Condemnation Proceeds" means all awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

    "Conventional Loan" means a conventional residential first lien mortgage loan which is a Mortgage Loan.

    "Convertible Mortgage Loan" means any individual Mortgage Loan purchased pursuant to this Agreement which contains a provision whereby the Mortgagor is permitted to convert the Mortgage Loan to a fixed rate Mortgage Loan in accordance with the terms of the related Mortgage Note.

    "Custodial Account" means the separate trust account created and maintained pursuant to the Residential Servicing Agreement.

    "Cut-off Date" means the Initial Cut-off Date and any other date as of which the principal balance of Mortgage Loans will be determined for purposes of calculating the Purchase Price for the purchase and sale of Mortgage Loans, which date shall be set forth in the related Commitment Letter.

    "Deleted Mortgage Loan" means a Mortgage Loan that is repurchased or replaced with a Qualified Substitute Mortgage Loan by the Seller in accordance with the terms of this Agreement.

    "Due Date" means the day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.




    "Escrow Account" means the separate account created and maintained pursuant to the Residential Servicing Agreement with respect to each Mortgage Loan, as specified in the Residential Servicing Agreement.

    "Escrow Payments" means, with respect to any Mortgage Loan, the amounts (whether referred to as escrow, impound or otherwise) constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, flood insurance premiums, earthquake insurance premiums, condominium charges, and, to the extent that such items can become a lien on the Mortgaged Property superior to the Mortgage, if unpaid, and are reportable by the Servicer's tax lien reporting service, any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.



    "FHA" means the Federal Housing Administration, an agency within the United States Department of Housing and Urban Development, or any successor thereto and including the Federal Housing Commissioner and the Secretary of Housing and Urban Development where appropriate under the FHA Regulations.

    "FHLMC" means the Federal Home Loan Mortgage Corporation, or any successor thereto.

    "FNMA" means the Federal National Mortgage Association, or any successor thereto.



    "Gross Margin" means, with respect to each Adjustable Rate Mortgage Loan, the applicable fixed percentage which, when added to the applicable Index (and rounded as set forth in the applicable mortgage note), calculates to the current Mortgage Interest Rate paid by the related Mortgagor (without taking into account any Lifetime Rate Caps, Periodic Rate Caps or, minimum interest rates).



    "HUD" means the Department of Housing and Urban Development, or any federal agency or official thereof which may from time to time succeed to the functions thereof with regard to FHA mortgage insurance. The term "HUD," for purposes of this Agreement, is also deemed to include subdivisions thereof such as the FHA and Government National Mortgage Association.

    "Independent Directors" means the members of the Board of Directors of the Purchaser who are not current employees or officers of the Purchaser or current employees, officers or directors of the Seller or any affiliate of the Seller. In addition, any members of the Board of Directors of the Purchaser elected by holders of the preferred stock of the Purchaser, including the Series A Preferred Shares, will be deemed to be "Independent Directors" for purposes of approving actions requiring the approval of a majority of the Independent Directors.

    "Index" means, with respect to each Interest Rate Adjustment Date of a Six-Month Treasury Rate Adjustable Rate Mortgage Loan, the weekly average investment yield of auction rates on six-month Treasury securities as made available by the Federal Reserve Board; with respect to each Interest Rate Adjustment Date of a One-Year Treasury Rate Adjustable Rate Mortgage Loan, the weekly average yield on United States Treasury securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board; and, with respect to each Interest Rate Adjustment Date of an Eleventh District Cost of Funds Adjustable Rate Mortgage Loan, the then-current monthly weighted average cost of funds for savings institutions in Arizona, California and Nevada that are members of the Eleventh Federal Home Loan Bank District.

    "Initial Closing Date" means ___________, 1997, or such other date as the parties hereto may mutually agree.

    "Initial Cut-off Date" means ____________, 1997.

    "Initial Portfolio Mortgage Loan Schedule" means the schedule of Mortgage Loans to be purchased by the Purchaser on the Initial Closing Date, attached hereto as Exhibit H.

    "Initial Portfolio Purchase Price" means the amount set forth in Section 2 of this Agreement.

    "Insurance Proceeds" means, with respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

    "Interest Rate Adjustment Date" means, with respect to each Adjustable Rate Mortgage Loan, the date, specified in the related Mortgage Note, on which the Mortgage Interest Rate is adjusted.

    "Lifetime Rate Cap" means the provision of each Mortgage Note related to an Adjustable Rate Mortgage Loan which provides for an absolute maximum Mortgage Interest Rate thereunder as set forth in the related Mortgage Note.

    "Liquidation Proceeds" means cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of such Mortgage Loan.

    "Loan-to-Value Ratio" or "LTV" means, with respect to any Mortgage Loan, the ratio (expressed as a percentage) of the original principal amount of the Mortgage Loan to the lesser of (a) the Appraised Value of the related Mortgaged Property at origination and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property.

    "Monthly Payment" means the scheduled monthly payment of principal and interest on a Mortgage Loan.



    "Mortgage" means the mortgage, deed of trust or other instrument securing a Mortgage Note, including any riders, addendums, assumptions, modifications or extensions thereto, which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first lien upon a leasehold estate of the Mortgagor.

    "Mortgage File" means the items pertaining to a particular Mortgage Loan referred to in Exhibit A, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

    "Mortgage Interest Rate" means the annual rate of interest borne on a Mortgage Note, which, in the case of an Adjustable Rate Mortgage Loan, shall be adjusted from time to time, with respect to each Mortgage Loan.

    "Mortgage Loan" means an individual residential first mortgage loan which is the subject of this Agreement, each Mortgage Loan originally sold pursuant to this Agreement being identified on Exhibit H attached hereto, and each Mortgage Loan sold pursuant to a Commitment Letter being identified on the applicable Mortgage Loan Schedule, and each of which Mortgage Loans includes or shall include, without limitation, the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding replaced or repurchased mortgage loans.

    "Mortgage Loan Documents" means, with respect to each Mortgage Loan, the following documents pertaining to such Mortgage Loan:

    (a) The original Mortgage Note (or, with respect to the Mortgage Loan listed on Schedule I to Exhibit A hereto, a lost note affidavit, executed by an officer of the Seller, with a copy of the original note attached thereto) bearing all intervening endorsements, endorsed "Pay
         to the order of   (in blank)   without recourse" and signed in the
         name of the Seller by an authorized officer. To the extent that there is no room on the face of the Mortgage Notes for endorsements, the endorsement may be contained on an allonge, if state law so allows.
         If the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by "[Seller], successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the endorsement must be by "[Seller], formerly known as [previous name]"; and



    (b) The original Assignment of Mortgage for each Mortgage Loan or a blanket assignment for all of the Mortgage Loans in form and substance acceptable for and signed in the name of the Seller. If the Mortgage Loan was acquired by the Seller in a merger, the Assignment of Mortgage must be made by "[Seller], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the Assignment of Mortgage must be by "[Seller], formerly known as [previous name]."



    (c) The original of any guarantee executed in connection with the Mortgage Note.

    (d) The original Mortgage, with evidence of recording thereon. If in connection with any Mortgage Loan, the Seller cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation, a photocopy of such Mortgage certified by the Seller to be true and correct will be delivered; if such Mortgage has been lost or if such public recording office retains the original recorded Mortgage, the Seller shall deliver or cause to be delivered to the Purchaser, a photocopy of such Mortgage, certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

    (e) The originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon if such agreements have been recorded, or certified copies of such documents if the originals thereof are unavailable.

    (f) Originals of all intervening assignments of the Mortgage with evidence of recording thereon, if such intervening assignment has been recorded.

    (g) The original mortgagee policy of title insurance or, in the event such original title policy is unavailable, a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company.

    (h) Any other security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

    (i) For Mortgage Loans with original LTV's greater than 80%, evidence of a Primary Insurance Policy.

    "Mortgage Loan Schedule" means (a) the Initial Portfolio Mortgage Loan Schedule attached hereto as Exhibit H and (b) any schedule of Mortgage Loans in similar form attached to and constituting part of a duly executed Commitment Letter, in each case setting forth at least the following information with respect to each Mortgage Loan set forth thereon: (1) the Seller's Mortgage Loan identifying number; (2) the Mortgagor's name; (3) the street address of the Mortgaged Property including the city, state and zip code; (4) a code indicating whether the Mortgaged Property at origination was owner-occupied, second home or investor owned; (5) the property type, i.e., the type of residential units constituting the Mortgaged Property; (6) the original months to maturity; (7) the remaining months to maturity from the applicable Cut-off Date, based on the original amortization schedule, and, if different, the maturity expressed in the same manner but based on the actual amortization schedule; (8) the Loan-to-Value Ratio at origination; (9) the Mortgage Interest Rate as of the applicable Cut-off Date; (10) the stated maturity date; (11) the amount of the Monthly Payment as of the applicable Cut-off Date; (12) the original principal amount of the Mortgage Loan; (13) the principal balance of the Mortgage

Loan as of the close of business on the applicable Cut-off Date, after deduction of payments of principal due on or before such Cut-off Date; (14) a code indicating the purpose of the loan (i.e., purchase and refinance); (15) a code indicating the documentation style (i.e. full, alternative or reduced); (16) the type of Mortgage Loan product, if any; (17) the first payment Due Date; (18) the initial Mortgage Interest Rate; (19) the amount of the first Monthly Payment; (20) the name of any Qualified Insurer with respect to a PMI Policy; and (21) the Servicing Fee Rate. With respect to any Adjustable Rate Mortgage Loan, such schedule shall also set forth (1) the Interest Rate Adjustment Dates; (2) the Gross Margin; (3) the Lifetime Rate Cap; (4) any Periodic Rate Caps; (5) any minimum interest rate, if other than the Gross Margin; (6) the first Interest Rate Adjustment Date after the applicable Cut-off Date; (7) any Payment Adjustment Cap; (8) the first Payment Adjustment Date after the related Cut-off Date; (9) whether such Mortgage Loan has the potential to negatively amortize; and (10) the name of the applicable Index, in each case, under the terms of the Mortgage Note. With respect to the Mortgage Loans in the aggregate set forth thereon, each Mortgage Loan Schedule shall set forth the following information, as of the applicable Cut-off Date: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average remaining maturity of the Mortgage Loans and (5) the weighted average servicing fee.





    "Mortgage Note" means the note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage, including any amendment, modification or addendum thereto.



    "Mortgaged Property" means the real property (or leasehold estate, if applicable) securing repayment of the debt evidenced by a Mortgage Note.

    "Mortgagor" means the obligor on a Mortgage Note.

    "Non-accrual Status" refers to Mortgage Loans that are 90 days or more past due in the payment of principal or interest.



    "Officers' Certificate" means a certificate signed by the Chairman of the Board or the Vice Chairman of the Board or a President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Seller or the Servicer, as the case may be, and delivered to the Purchaser as required by this Agreement.






    "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Seller, reasonably acceptable to the Purchaser.

    "Payment Adjustment Cap" means, with respect to an Adjustable Rate Mortgage Loan, the maximum amount of the related Monthly Payment as adjusted on a given Payment Adjustment Date in accordance with the terms of the related Mortgage Note.

    "Payment Adjustment Date" means, with respect to each Adjustable Rate Mortgage Loan, the date set forth in the related Mortgage Note on which the Monthly Payment is adjusted in accordance with the terms of the Mortgage Note.

    "Periodic Rate Cap" means the provision of each Mortgage Note related to each Adjustable Rate Mortgage Loan which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase or decrease on an Interest Rate Adjustment Date above or below the Mortgage Interest Rate previously in effect as set forth in the applicable Mortgage Note.

    "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization, government or any agency or political subdivision thereof.



    "PMI Policy" or "Primary Mortgage Insurance Policy" means a policy of primary mortgage guaranty insurance issued by a Qualified Insurer.



    "Prime Rate" means the prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal (Western edition).

    "Principal Prepayment" means any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

    "Purchase Price" means the price to be paid on the applicable Closing Date by the Purchaser to the Seller in consideration for the Mortgage Loans to be purchased by the Purchaser on such Closing Date (including, without limitation, the Initial Portfolio Purchase Price to be paid by Purchaser at the Initial Closing) as set forth in this Agreement or a duly executed Commitment Letter, as the case may be.

    "Purchaser" means People's Preferred Capital Corporation or its successor in interest or assigns or any successor to the Purchaser under this Agreement as herein provided.

    "Qualified Appraiser" means, with respect to a Mortgaged Property, an appraiser who had no interest, direct or indirect in such Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Title XI of the Federal Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Property was appraised.



    "Qualified Insurer" means an insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided and approved as an insurer by FNMA with respect to primary mortgage insurance and, in addition, in the two highest rating categories by Best's with respect to hazard and flood insurance.



    "Qualified Substitute Mortgage Loan" means a mortgage loan eligible to be substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall will be provided by the Seller to the Servicer for deposit in the Custodial Account by the Seller in the month of substitution); (ii) have a Mortgage Interest Rate and a remaining term to maturity, each of which is as reasonably comparable as possible to the Mortgage Interest Rate and remaining term to maturity of the Deleted Mortgage Loan; (iii) be of the same type as the Deleted Mortgage Loan (i.e., Mortgage Loan with the same Periodic Rate Caps or fixed rate); and (iv) comply with each representation and warranty (respecting individual Mortgage Loans) set forth in Section 8.2 hereof.



    "Remittance Date" means the date specified in the Residential Servicing Agreement.

    "Repurchase Price" means, with respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of such Mortgage Loan plus (ii) interest, net of Servicing Fees, on such unpaid principal balance of such Mortgage Loan at the Mortgage Interest Rate from the last date through which interest has been paid or advanced to the Purchaser to the date of repurchase, less any unreimbursed advances made by the Servicer, if any, in respect of such repurchased Mortgage Loan.

    "Residential Servicing Agreement" means the Assignment, Assumption and Recognition Agreement, attached as Exhibit B hereto, to be entered into by the Seller, the Purchaser and Temple-Inland Mortgage Corporation, as servicer, providing for Temple-Inland Mortgage Corporation to service the Mortgage Loans for the Purchaser as specified by the Residential Servicing Agreement.

    "RESPA" means Real Estate Settlement Procedures Act, as amended from time to time.

    "Seller" means People's Bank of California, and its successors in interest and assigns.

    "Series A Preferred Shares" means the __% Noncumulative Exchangeable Preferred Stock, Series A, par value $.01 per share, of the Purchaser.

    "Servicer" means Temple-Inland Mortgage Corporation.

    "Servicing Fee" means, with respect to each Mortgage Loan, subject to the Residential Servicing Agreement, the amount of the annual fee the Purchaser shall pay to the Servicer, which shall for a period of one full month be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period in respect of which any related interest payment on a Mortgage Loan is computed, and shall be pro rated for any portion of a month during which the Mortgage Loan is serviced by the Servicer under the Residential Servicing Agreement. The obligation of the Purchaser to pay the Servicing Fee with respect to any Mortgage Loan is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by the Residential Servicing Agreement) of the related Monthly Payment collected by the Servicer, or as otherwise provided under the Residential Servicing Agreement. In addition to the Servicing Fee, the Servicer shall be entitled to retain all Ancillary Income.

    "Servicing Fee Rate" means, with respect to each Mortgage Loan, the rate specified in the applicable Mortgage Loan Schedule with respect to such Mortgage Loan.

    "Servicing File" means, with respect to each Mortgage Loan, the files retained by the Servicer during the period in which the Servicer is acting as Servicer pursuant to the Residential Servicing Agreement, consisting of originals of all documents in the Mortgage File which are not delivered to the Purchaser or its designee and copies of the other Mortgage Loan Documents.






    "Stated Principal Balance" means as to each Mortgage Loan, (i) the unpaid principal balance as of the date of determination of such balance.



SECTION 2.    Agreement to Purchase Initial Portfolio.

    The Seller hereby agrees to sell, transfer, assign, set over and convey to the Purchaser on the Initial Closing Date, without recourse, but subject to the terms of this Agreement, all right, title and interest of the Seller in and to the Mortgage Loans set forth on the Initial Portfolio Mortgage Loan Schedule and the related Mortgage Files and all rights and obligations arising under the documents contained therein. Mortgage Loans on the Initial Portfolio Mortgage Loan Schedule shall have an aggregate principal balance on the Initial Cut-off Date in an amount equal to no less than $__________.

    The Initial Portfolio Purchase Price payable by the Purchaser in consideration for the Mortgage Loans listed on the Initial Portfolio Mortgage Loan Schedule shall be equal to the actual aggregate unpaid principal balance of the Mortgage Loans accepted by the Purchaser on the Initial Closing Date plus interest accrued on such Mortgage Loans at the weighted average Mortgage Interest Rate from the last interest paid to date for each such Mortgage Loan to and including the day prior to the Initial Closing Date.



SECTION 3.    Subsequent Purchases.

    From time to time, by executing a Commitment Letter substantially in the form of Exhibit I hereto, the Seller shall sell, transfer, assign, set over and convey to the Purchaser, without recourse, but subject to the terms of this Agreement, and the Purchaser will purchase, all the right, title and interest of the Seller, as of the applicable Closing Date, in and to the Mortgage Loans set forth in the Mortgage Loan Schedule attached to such Commitment Letter, and the Purchaser shall pay to Seller the Purchase Price set forth in such Commitment Letter on such Closing Date.

SECTION 4.    Payment of Purchase Price.



    The estimated Purchase Price computed as of the Initial Cut-off Dates, as applicable, shall be paid by Purchaser on the applicable Closing Date by wire transfer of immediately available funds. The difference, if any, between such estimated Purchase Price and the actual Purchase Price computed as of the applicable Closing Date shall be paid by Seller or Purchaser to the other as the case may be, no later than ten business days after the applicable Closing Date.

    The Purchaser shall, with respect to any Mortgage Loan purchased hereunder or pursuant to a duly executed Commitment Letter, be entitled to
(1) all scheduled principal due after the applicable Cut-off Date, (2) all other recoveries of principal collected on or after the applicable Cut-off Date (provided, however, that all scheduled payments of principal due on or before such Cut-off Date and collected after the Cut-off Date shall belong to Seller), and (3) all payments of interest on the Mortgage Loans (net of applicable Servicing Fees as provided in the Residential Servicing Agreement) collected on or after such Cut-off Date (other than that portion of any such payment which is allocable to the period prior to such Cut-off Date). The outstanding principal balance of each Mortgage Loan as of the applicable Cut-off Date is determined after application of payments of principal due and collected on or before such Cut-off Date together with any unscheduled principal prepayments received prior to such Cutoff Date; provided, however, that payments of scheduled principal and interest prepaid for a Due Date beyond such Cut-off Date shall not be applied to the principal balance as of such Cut-off Date. Such prepaid amounts shall be the property of the Purchaser. Any such prepaid amounts shall be deposited into the Custodial Account, which account is established pursuant to the Residential Servicing Agreement for the benefit of the Purchaser for subsequent remittance to the Purchaser.

SECTION 5.    Examination of Mortgage Files.

    Prior to the date hereof or the date of any duly executed Commitment Letter, as the case may be, the Seller has or shall have (a) delivered to the Purchaser or its designee in escrow, for examination with respect to each Mortgage Loan to be purchased, the related Mortgage File pertaining to each Mortgage Loan, or (b) made the related Mortgage File available to the Purchaser for examination at the Seller's offices or such other location as shall otherwise be agreed upon by the Purchaser and the Seller. The fact that the Purchaser or its designee has conducted or has failed to conduct any partial or complete examination of any Mortgage Files shall not affect the Purchaser's (or any of its successor's) rights to demand repurchase, substitution or other relief as provided herein.

SECTION 6.    Conveyance from Seller to Purchaser.

    Subsection 6.1   Possession of Servicing Files.

    The Servicing Files relating to any Mortgage Loans purchased by Purchaser hereunder or pursuant to a duly executed Commitment Letter shall be retained by the Servicer in accordance with the terms of the Residential Servicing Agreement and, as provided therein, shall be appropriately identified in the computer system and/or books and records of the Servicer, as appropriate, to clearly reflect the sale of the related Mortgage Loan to the Purchaser.

    Subsection 6.2   Books and Records.

    Record title to each Mortgage Loan as of the applicable Closing Date shall be in the name of the Seller, or the Purchaser or one or more of its designees, as the Purchaser shall select. Notwithstanding the foregoing, each Mortgage and related Mortgage Note shall be possessed solely by the Purchaser or the appropriate designee of the Purchaser, as the case may be. All rights arising out of the Mortgage Loans including, but not limited to, all amounts received by the Seller or the Servicer after the applicable Cut-off Date on or in connection with a Mortgage Loan (other than amounts due prior to the applicable Cut-off
Date) shall be vested in the Purchaser or one or more of its designees; provided, however, that all amounts received on or in connection with a Mortgage Loan (other than amounts due prior to the applicable Cut-off Date) shall be received and held by the Seller or the Servicer in trust for the benefit of the Purchaser or its designee, as the case may be, as the owner of the Mortgage Loans pursuant to the terms of this Agreement.

    The sale of each Mortgage Loan shall be reflected on the Seller's balance sheet and other financial statements as a sale of assets by the Seller.

    Subsection 6.3   Delivery of Mortgage Loan Documents.

    On or prior to each Closing Date, the Seller shall deliver and release to the Purchaser or its designee the Mortgage Loan Documents with respect to each Mortgage Loan sold to the Purchaser on such Closing Date, and set forth on the Mortgage Loan Schedule, except as otherwise provided in the Residential Servicing Agreement.

    The Seller shall forward, or shall cause the Servicer to forward, to the Purchaser or its designee all original documents evidencing an assumption, modification, consolidation, conversion or extension of any Mortgage Loan entered into in accordance with the Residential Servicing Agreement within 30 days of their execution, provided, however, that the Seller shall provide, or shall cause the Servicer to provide, the Purchaser or its designee with a certified true copy of any such document submitted for recordation within 30 days of its execution, and shall promptly provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within ninety (90) days of its submission for recordation (provided, that with respect to assignments of the Mortgages reflecting the assignment from the Seller to the Purchaser, one final assignment shall be executed by Seller in blanket non-recordable form, and no other forms of assignment of such Mortgages shall be executed or recorded unless and until the Purchaser shall request execution of individual Assignments of Mortgages pursuant to and in accordance with Section 25 hereof).

    In the event that such original or copy of any document submitted for recordation to the appropriate public recording office is not so delivered to the Purchaser or its designee within 90 days following the submission for recordation and in the event that the Seller does not cure such failure within 30 days of discovery or receipt of written notification of such failure from the Purchaser, the related Mortgage Loan shall, upon the request of the Purchaser, be repurchased by the Seller at the price and in the manner specified in Subsection 8.3. The foregoing repurchase obligation shall not apply in the event that the Seller cannot deliver, or cause to be delivered, such original or copy of any document submitted for recordation to the appropriate public recording office within the specified period due to a delay caused by the recording office in the applicable jurisdiction; provided that the Seller shall instead deliver, or cause to be delivered, a recording receipt of such recording office or, if such recording receipt is not available, an officer's certificate of a servicing officer of the Servicer, confirming that such documents have been accepted for recording. Notwithstanding anything herein to the contrary, under the circumstances described in the preceding sentence, the Seller shall continue to make all reasonable efforts to obtain the original of any document submitted for recordation to the appropriate public recording office.

    The Seller shall pay all initial recording fees, if any, for the Assignments of Mortgage and any other fees or costs in transferring all original documents to the Purchaser or its designee.

The Purchaser or its designee shall be responsible for recording the Assignments of Mortgage and shall be reimbursed by the Seller for the reasonable costs associated therewith pursuant to the preceding sentence.

SECTION 7.    Servicing of the Mortgage Loans.

    All Mortgage Loans will be sold by the Seller to the Purchaser on a servicing retained basis.

    The Purchaser shall retain the Servicer as independent contract servicer of the Mortgage Loans pursuant to and in accordance with the terms and conditions contained in the Residential Servicing Agreement. The Purchaser, the Seller and the Servicer shall execute the Residential Servicing Agreement on or before the Initial Closing Date in the form attached hereto as Exhibit B.



    Pursuant to the Residential Servicing Agreement, the Servicer shall service the Mortgage Loans on behalf of the Purchaser and shall be entitled to the Servicing Fee and any Ancillary Income with respect to each Mortgage Loan from the Closing Date with respect to the sale and purchase thereof until the termination of the Residential Servicing Agreement with respect to such Mortgage Loan as set forth in the Residential Servicing Agreement. The Servicer shall conduct such servicing in accordance with the terms of the Residential Servicing Agreement. In the event that the Purchaser elects to terminate the servicing by the Servicer of a Mortgage Loan which has gone into Non-accrual status or has been foreclosed and as to which title to the related Mortgage Property has been transferred to the Purchaser ("REO Property"), pursuant to the terms of the Residential Servicing Agreement, at the Purchaser's election and direction, the Seller shall service such Mortgage Loans or REO Property on behalf of the Purchaser in the same manner in which such services its own Mortgage Loans and REO of similiar kind. The Seller shall be entitled to Servicing Compensation with respect to those transferred Mortgage Loans which have gone into Non-accrual status on the same basis as the Servicer under the residential servicing agreement.



SECTION 8. Representations, Warranties and Covenants of the Seller; Remedies for Breach.

    Subsection 8.1   Representations and Warranties Regarding the Seller.

    The Seller represents, warrants and covenants to the Purchaser that as of the date hereof and as of each Closing Date:

    (a) Due Organization and Authority; Enforceability. The Seller is a stock savings bank duly organized, validly existing and in good standing under the laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state wherein it owns or leases any material properties or where a Mortgaged Property is located, if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Seller, and in any event the Seller is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan in accordance with the terms of this Agreement; the Seller has the full corporate power, authority and legal right to hold, transfer and convey the

Mortgage Loans and to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement and all agreements contemplated hereby have been duly executed and delivered and constitute the valid, legal, binding and enforceable obligations of the Seller subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance, none of which will materially interfere with the realization of the benefits provided thereunder, regardless of whether such enforcement is sought in a proceeding in equity or at law; and all requisite corporate action has been taken by the Seller to make this Agreement and all agreements contemplated hereby valid and binding upon the Seller in accordance with their terms;

    (b) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

    (c) No Conflicts. Neither the execution and delivery of this Agreement, the sale of the Mortgage Loans to the Purchaser, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Seller's charter or bylaws or any legal restriction or any agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject, or result in the creation or imposition of any lien, charge or encumbrance that would have an adverse effect upon any of its properties pursuant to the terms of any mortgage, contract, deed of trust or other instrument or impair the ability of the Purchaser to realize on the Mortgage Loans, impair the value of the Mortgage Loans, impair the ability of the Purchaser to realize the full amount of any mortgage insurance benefits accruing pursuant to this Agreement or impair the ability of the Seller to perform its obligations hereunder;

    (d) Ability to Perform; Solvency. The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Seller is solvent and the sale of the Mortgage Loans will not cause the Seller to become insolvent. The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors;

    (e) No Litigation Pending. There is no action, suit, proceeding or investigation pending or threatened against the Seller, before any court, administrative agency or other tribunal asserting the invalidity of this Agreement, seeking to prevent the consummation of any of the transactions contemplated by this Agreement or which, either in any one instance or in the aggregate, could result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or which would draw into question the validity of this Agreement or any Mortgage Loan or of any action taken or to be taken in connection with the obligations of the Seller contemplated herein, or which would be likely to impair materially the ability of the Seller to perform under the terms of this Agreement;

    (f) No Consent Required. No consent, approval, authorization or order of, or registration or filing with, or notice to any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the Mortgage Loans, the delivery of a portion of the Mortgage Files to the Purchaser or its designee or the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the applicable Closing Date;

    (g) Selection Process. The Mortgage Loans were selected from among the outstanding mortgage loans in the Seller's portfolio as of the applicable Closing Date as to which the representations and warranties set forth in Subsection 8.2 could be made and such selection was not made in a manner so as to affect adversely the interests of the Purchaser;

    (h) Initial Portfolio. The aggregate characteristics of the Mortgage Loans set forth in the Initial Portfolio Mortgage Loan Schedule are as set forth under the heading "Business and Strategy--Description of Initial Portfolio" in the Prospectus relating to the Series A Preferred Shares of the Purchaser, dated __________, 1997;

    (i) No Untrue Information. Neither this Agreement nor any information, statement, tape, diskette, report, form, or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading; and

    (j) No Brokers. The Seller has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans.

    Subsection 8.2   Representations and Warranties Regarding Individual
Mortgage Loans.

    The Seller hereby represents and warrants to the Purchaser, as to each Mortgage Loan and as of the applicable Closing Date for such Mortgage Loan (or as of such other date as may be specified below), that:

    (a) Mortgage Loans as Described. The information set forth in the applicable Mortgage Loan Schedule is complete, true and correct in all material respects as of the date indicated thereon;

    (b) Payments Current; Status. All payments required to be made up to, but not including, the applicable Cut-off Date for the Mortgage Loan under the terms of the Mortgage Note have been made and credited. No payment required under the Mortgage Loan is delinquent nor has any payment under the Mortgage Loan been 30 days or more delinquent more than once within the period falling twelve (12) months prior to the applicable Cut-off Date. The Mortgage Loan is not, and has not been at any time in the twelve months immediately preceding the applicable Cut-off Date, (i) Classified, (ii) in Non-accrual Status or (iii) renegotiated due to the financial deterioration of the Mortgagor;

    (c) No Outstanding Charges. There are no defaults in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds or payment plan has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is earlier, to the day which precedes by one month the Due Date of the first installment of principal and interest;



    (d) Original Terms Unmodified. The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, from the date of origination except as contained in the Mortgage Loan and the terms of which are reflected in the related Mortgage Loan Schedule, if applicable. The terms of any such waiver, alteration or modification are reflected on the related Mortgage Loan Schedule, if applicable, and either
(i) the substance of such terms has been approved by the title insurer, if any, to the extent required by the policy, or (ii) such waiver, alteration or modification has not and will not affect the priority of the related Mortgage. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement, which assumption agreement is part of the Mortgage Loan File delivered to the Purchaser or its designee and the terms of which are reflected in the related Mortgage Loan Schedule;



    (e) No Defenses. The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and no Mortgagor is now or was, at the time of origination of the related Mortgage Loan, a debtor in any state or Federal bankruptcy or insolvency proceeding;

    (f) Hazard Insurance. Pursuant to the terms of the Mortgage, all buildings or other improvements upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are set forth in the Residential Servicing Agreement attached hereto as Exhibit B. If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration, which policy conforms to FNMA, as well as all additional requirements set forth in the Residential Servicing Agreement attached hereto as Exhibit B. All individual insurance policies contain a standard mortgagee clause naming the Seller and its successors and assigns as mortgagee, and all premiums thereon have been paid. The Mortgage for each Mortgage Loan obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering a condominium, or any hazard insurance policy covering the common facilities of a planned unit development. To the best knowledge of the Seller, the hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. No action, inaction or event has occurred and no state of facts exists or has existed that has resulted or could result in the exclusion from, denial of, or defense to coverage under any hazard insurance policy. The Seller has not engaged in, and has no knowledge of the Mortgagor's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Seller;

    (g) Compliance with Applicable Laws. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, fair housing, equal credit opportunity and disclosure laws applicable to the Mortgage Loan have been complied with in all material respects, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations, and the Seller or the Servicer shall maintain in its possession, available for the Purchaser's inspection, and shall deliver to the Purchaser upon demand, evidence of compliance with all such requirements;



    (h) No Satisfaction of Mortgage. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. Neither the Seller, the Servicer nor any other Person has waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller, the Servicer nor any other Person waived any default resulting from any action or inaction by the Mortgagor;



    (i) Location and Type of Mortgaged Property. The Mortgaged Property is located in the state identified in the related Mortgage Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a townhouse, or a two-to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development, provided, however, that any condominium unit or planned unit development shall conform with requirements acceptable to FNMA regarding such dwellings and that no residence or dwelling is a single parcel of real property with a cooperative housing corporation erected thereon, a mobile home or a manufactured dwelling. As of the date of origination, no portion of the Mortgaged Property is used for commercial purposes and, to the best knowledge of Seller, since the date of origination, no portion of the Mortgaged Property is used for commercial purposes;

    (j) Valid First Lien. The Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property, including all buildings, improvements and fixtures on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing as set forth in each Mortgage. The lien of the Mortgage is subject only to:

         (1) the lien of current real property taxes and assessments not yet due and payable;

         (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (a) specifically referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (b) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; and

         (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

    Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage

(except any such subordinate loan which was created in connection with the origination of the related Mortgage Loan details of which are contained in the related Mortgage File);

    (k) Validity of Mortgage Documents. The Mortgage Note and the Mortgage and any other agreement executed and delivered by a Mortgagor in connection with a Mortgage Loan are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. To the best knowledge of the Seller, all parties to the Mortgage Note, the Mortgage and any other such related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note, the Mortgage and any such agreement, and the Mortgage Note, the Mortgage and any other such related agreement have been duly and properly executed by such parties. To the best knowledge of the Seller, no fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of any Person, including without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan;

    (l) Full Disbursement of Proceeds. The Mortgage Loan has been closed and the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

    (m) Ownership. The Seller is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by each Mortgage Note, except for the assignments of mortgage which have been sent for recording, and upon recordation the Purchaser will be the sole owner of record and holder of each Mortgage and the indebtedness evidenced by each Mortgage Note, and upon the sale of the Mortgage Loans to the Purchaser, the Servicer will retain the Mortgage Files or any part thereof not delivered to the Purchaser or its designee in trust only for the purpose of servicing and supervising the servicing of each Mortgage Loan. The Mortgage Loan is not assigned or pledged, and the Seller has good and indefeasible title thereto, and has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement and following the sale of each Mortgage Loan, the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest except as created by Purchaser. The Seller intends to relinquish all rights to possess, control and monitor the Mortgage Loan. After the applicable Closing Date, the Seller will have no right to modify or alter the terms of the sale of any Mortgage Loan and the Seller will have no obligation or right to repurchase such Mortgage Loan or substitute another Mortgage Loan therefor, except as provided in this Agreement;

    (n) Doing Business. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located and (2) either (i) organized under the laws of such state, or (ii) qualified to do business in such state, or
(iii) a federal savings and loan association, a savings bank or a national bank having a principal office in such state, or (3) not doing business in such state;

    (o) PMI Policy. Each Mortgage Loan which at the time of its origination was required to be insured as to payment defaults by a PMI Policy in accordance with the underwriting policies customarily employed by the Seller or one of its predecessors in interest during the period of such origination was so insured. All provisions of each PMI Policy have been and are being complied with, each such policy is valid and remains in full force and effect, and all premiums due thereunder have been paid. To the best knowledge of the Seller, no action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage by the PMI Policy (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, the related Mortgagor or any party involved in the application for such coverage, including the appraisal, plans and specifications and other exhibits or documents submitted therewith to the insurer under such insurance policy, or for any other reason under such coverage, but not including the failure of such insurer to pay by reason of such insurer's breach of such insurance policy or such insurer's financial inability to pay. Any Mortgage Loan subject to a PMI Policy obligates the Mortgagor thereunder to maintain the PMI Policy and to pay all premiums and charges in connection therewith.

    (p) Title Insurance. The Mortgage Loan is covered by an ALTA lender's title insurance policy or other form of policy or insurance acceptable to FNMA and each such title insurance policy is issued by a title insurer acceptable to FNMA and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan, subject only to the exceptions contained in clauses (1), (2) and
(3) of paragraph (j) of this Subsection 8.2, and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment to the Mortgage Interest Rate and Monthly Payment. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller, its successor and assigns, are the sole insureds of such lender's title insurance policy, and such lender's title insurance policy is valid and remains in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy and, neither the Seller nor, to the best knowledge of Seller, any other prior holder of the related Mortgage, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy, including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Seller;

    (q) No Defaults. There is no default, breach, violation or event which would permit acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event which would permit acceleration, and neither the Seller nor its predecessors have waived any default, breach, violation or event which would permit acceleration;

    (r) No Mechanics' Liens. To the best knowledge of Seller, there is no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

    (s) Location of Improvements; No Encroachments. With respect to each Mortgage Loan, to the best knowledge of Seller, all improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property. To the best knowledge of Seller, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

    (t) Origination: Payment Terms. The Mortgage Loan was originated by a mortgagee approved by the Secretary of HUD pursuant to Sections 203 and 211 of the Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority. To the best knowledge of the Seller, the documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading. Principal payments on the Mortgage Loan commenced no more than sixty (60) days after funds were disbursed in connection with the Mortgage Loan. The Mortgage Interest Rate, as well as the Lifetime Rate Cap and the Periodic Rate Cap if the Mortgage Loan is an Adjustable Rate Mortgage Loan, are as set forth on the applicable Mortgage Loan Schedule. The Mortgage Note is payable each month in equal monthly installments of principal and interest, which installments of interest are subject to change if the Mortgage Loan is an Adjustable Rate Mortgage Loan due to the adjustments to the Mortgage Interest Rate on each Interest Rate Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than forty years from commencement of amortization. Each Convertible Mortgage Loan contains a provision allowing the Mortgagor to convert the Mortgage Note from an adjustable interest rate Mortgage

Note to a fixed interest rate Mortgage Note in accordance with the terms of the Mortgage Note or a rider to the related Mortgage Note;



    (u) Customary Provisions. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. For Mortgage Loans secured by Mortgage Property located in California, there is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage, subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption or similar law;





    (v) Conformance with Underwriting Standards. The Mortgage Loan was underwritten in accordance with the underwriting standards of the Seller or one of its predecessors in interest, as applicable, or FNMA's underwriting standards (except that the principal balance of certain Mortgage Loans may have exceeded the limits of FNMA), in each case in effect at the time the Mortgage Loan was originated. The Mortgage Note and Mortgage are on forms acceptable to the Purchaser, in its sole discretion, as evidenced by the Purchaser's purchase of the related Mortgage Loans, and the Seller has not made any representations to a Mortgagor that are inconsistent with the mortgage and the Mortgage Note;



    (w) Occupancy of the Mortgaged Property. With respect to each Mortgage Loan, the related Mortgaged Property is lawfully occupied under applicable law. To the best knowledge of Seller, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

    (x) No Additional Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in clause (j) above;

    (y) Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

    (z) Value and Marketability. The Seller has no actual knowledge of any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor, the Mortgage File or the Mortgagor's credit standing that can reasonably be expected to cause the Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Mortgage Loan;

    (aa) Delivery of Mortgage Documents. The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other Mortgage Loan Documents (except for Primary Insurance Policies held by the Servicer) for each Mortgage Loan have been delivered to the Purchaser or its designee. The Seller and the Servicer are in possession of a complete, true and accurate Mortgage File in compliance with Exhibit A hereto, except for such documents the originals of which have been delivered to the Purchaser or its designee;



    (bb) Condominiums/Planned Unit Developments. If the Mortgaged Property is a condominium unit or a planned unit development, such condominium or planned unit development project which would be acceptable to FNMA.



    (cc) [Reserved]

    (dd) Assumability. Either (i) the Mortgage Loan Documents provide that a related Mortgage Loan may only be assumed if the party assuming such Mortgage Loan meets certain credit requirements stated in such documents, or (ii) the Mortgage Note with respect to such Mortgage Loan contains a "due-on-sale" provision which prevents the assumption of the Mortgage Loan by a proposed transferee and accelerates the payment of the outstanding principal balance of such Mortgage Loan;

    (ee) No Buydown Provisions; No Graduated Payments or Contingent Interests. The Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

    (ff) [Reserved]



    (gg) Mortgaged Property Undamaged; No Condemnation Proceedings. To the best knowledge of Seller, there is no proceeding pending or to the best knowledge of seller threatened for the total or partial condemnation of the Mortgaged Property. To the best knowledge of Seller, the Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and each Mortgaged Property is in good repair;

    (hh) Collection Practices; Escrow Deposits; Interest Rate Adjustments. The origination and collection practices used by the Seller and the Servicer with respect to the Mortgage Loan have been in all material respects in compliance with Accepted Servicing Practices, applicable laws and regulations, and have been in all material respects legal and proper. With respect to escrow deposits and Escrow Payments, all such payments are in the possession of, or under the control of, the Servicer and, to the best knowledge of the Seller, there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. To the best knowledge of the Seller, all Escrow Payments have been collected in full compliance with state and federal law and the provisions of the related Mortgage Note and Mortgage. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item that remains unpaid and has been assessed but is not yet due and payable if required under the Mortgage Loan. No escrow deposits or Escrow Payments or other charges or payments due the Servicer have been capitalized under the Mortgage or the Mortgage Note. To the best knowledge of the Seller, all Mortgage Interest Rate adjustments and adjustments to the Monthly Payment, if the Mortgage Loan is an Adjustable Rate Mortgage Loan, have been made in strict compliance with state and federal law and the terms of the related Mortgage and Mortgage Note on the related Interest Rate Adjustment Date. With respect to each Adjustable Rate Mortgage Loan, the Mortgage Interest Rate adjusts annually, semiannually or monthly as set forth in the applicable Mortgage Notes. If, pursuant to the terms of the Mortgage Note, another index was selected for determining the Mortgage Interest Rate, the same index was used with respect to each Mortgage Note which required a new index to be selected, and such selection did not conflict with the terms of the related Mortgage Note. To the best knowledge of the Seller, the Servicer executed and delivered any and all notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and the Monthly Payment adjustments. Any interest required to be paid pursuant to state, federal and local law has been properly paid and credited;

    (ii) Other Insurance Policies. In connection with the placement of any hazard insurance policy or PMI Policy, no commission, fee, or other compensation has been or will be received by the Seller or by any officer, director, or employee of the Seller or any designee of the Seller or any corporation in which the Seller or any officer, director, or employee had a financial interest at the time of placement of such insurance;

    (jj) No Violation of Environmental Laws. To the best knowledge of Seller, there is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue, there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property, and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

    (kk) Soldiers' and Sailors' Civil Relief Act. The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940;

    (ll) Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan by a Qualified Appraiser who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and, if applicable, the appraisal and appraiser both satisfy the requirements of FNMA and Title XI of the Federal Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder the Mortgage Loan was originated, on the date;



    (mm) [Reserved]

    (nn) [Reserved]

    (oo) [Reserved]



    (pp) Escrow Analysis. With respect to each Mortgage Loan for which an Escrow Account exists, Seller has analyzed or has caused the Servicer to analyze, within the last twelve months (unless such Mortgage Loan was originated within such twelve month period) the required Escrow Payments for each Mortgage and adjusted the amount of such payments so that, assuming all required payments are timely made, any deficiency will be eliminated on or before the first anniversary of such analysis, or any overage will be refunded to the Mortgagor, in accordance with RESPA and any other applicable law; and



    (qq) Prior Servicing. Each Mortgage Loan has been serviced in all material respects in compliance with Accepted Servicing Practices; provided that, in the event of any breach of the representation and warranty set forth in this Subsection (qq), the Seller shall not be required to repurchase any such Mortgage Loan unless such breach had, and continues to have, a material and adverse effect on the value of the related Mortgage Loan or the interest of the Purchaser therein.

    Subsection 8.3   Remedies for Breach of Representations and Warranties.

    It is understood and agreed that the representations and warranties set forth in Subsections 8.1 and 8.2 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File. Upon discovery by either the Seller or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Purchaser in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other.

    The Seller, promptly after discovery of a breach of any such representation or warranty, shall notify the Purchaser of such breach and the details thereof. Within sixty (60) days of the earlier of (i) notice by the Seller pursuant to the immediately preceding sentence or (ii) notice by the Purchaser to the Seller of any breach of a representation or warranty with respect to a Mortgage Loan, the Seller shall use its best efforts promptly to cure such breach in all material respects. If such breach can ultimately be cured but is not reasonably expected to be cured within the 60 day period, Seller shall have such additional time as is reasonably determined by Purchaser (not to exceed 120 days) to cure or correct such breach provided Seller has commenced curing or correcting such breach and is diligently pursuing same. If such breach cannot be or has not been cured, the Seller shall, upon the expiration of the cure period described above, at the Purchaser's option and subject to the provisions of this Subsection 8.3, repurchase such Mortgage Loan at the Repurchase Price, unless the Seller elects to substitute a Qualified Substitute Mortgage Loan for such Mortgage Loan pursuant to this Subsection 8.3. The Seller may, at the Seller's option and provided that the Seller has a Qualified Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage
Loan (a "Deleted Mortgage Loan") and substitute in its place a Qualified Substitute Mortgage Loan or Loans. If the Seller has no Qualified Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan. Any repurchase of a Mortgage Loan or Mortgage Loans pursuant to the foregoing provisions of this Subsection 8.3 shall be accomplished by either (a) if the Residential Servicing Agreement is in effect, deposit in the Custodial
Account of the amount of the Repurchase Price for payment to the Purchaser on the next scheduled Remittance Date, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution or (b) if the Residential Servicing Agreement is no longer in effect, by direct remittance of the Repurchase Price to the Purchaser or its designee in accordance with the Purchaser's instructions.



    At the time of repurchase or substitution, the Purchaser and the Seller shall arrange for the reassignment of the Deleted Mortgage Loan to the Seller and the delivery to the Seller of any documents held by the Purchaser or its designee relating to the Deleted Mortgage Loan. In addition, upon any such repurchase, all funds maintained in the Escrow Account with respect to such Deleted Mortgage Loan shall be transferred to the Seller. In the event of a repurchase or substitution, the Seller shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase or substitution has taken place, amend the related Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement, and, in the case of substitution, identify a Qualified Substitute Mortgage Loan and amend the related Mortgage Loan Schedule to reflect the addition of such Qualified Substitute Mortgage Loan to this Agreement. In connection with any such substitution, the Seller shall be deemed to have made as to such Qualified Substitute Mortgage Loan the representations and warranties set forth in this Agreement except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such substitution. The Seller shall effect such substitution by delivering to the Purchaser or its designee for such Qualified Substitute Mortgage Loan the documents required by Subsection 6.3, with the Mortgage Note endorsed as required by Subsection 6.3. The Seller shall deposit in the Custodial Account the Monthly Payment, or in the event that the Residential Servicing Agreement is no longer in effect, remit directly to the Purchaser or its designee in accordance with the Purchaser's instructions the Monthly Payment less the Servicing Fee due, if any, on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall be retained by the Seller. For the month of substitution, payments to the Purchaser shall include the Monthly Payment due on any Deleted Mortgage Loan in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received by the Seller in respect of such Deleted Mortgage Loan.

    For any month in which the Seller substitutes a Qualified Substitute Mortgage Loan for a Deleted Mortgage Loan, the Seller shall determine the amount (if any) by which the aggregate principal balance of all Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). The amount of such shortfall shall be distributed by the Seller directly to the Purchaser or its designee in accordance with the Purchaser's instructions within two (2) Business Days of such substitution.



    In addition to such repurchase or substitution obligation, the Seller shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses (but excluding any consequential, indirect damages, special, exemplary or punitive damages ("Special Damages"), except for such special Damages which the Purchaser is required by law to pay) resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller representations and warranties contained in this Agreement. It is understood and agreed that the obligations of the Seller set forth in this Subsection 8.3 to cure, substitute for or repurchase a defective Mortgage Loan and to indemnify the Purchaser as provided in this Subsection 8.3 constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.



    Any cause of action against the Seller relating to or arising out of the breach of any representations and warranties made in Subsections 8.1 and 8.2 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or notice thereof by the Seller to the Purchaser, (ii) failure by the Seller to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Seller by the Purchaser for compliance with this Agreement.

SECTION 9.    Closing.

    The closing for the purchase and sale of any Mortgage Loans shall take place on (i) the Initial Closing Date with respect to the purchase and sale of the Mortgage Loans set forth on the Initial Portfolio Mortgage Loan Schedule and
(ii) on the Closing Date set forth in a duly executed Commitment Letter with respect to the purchase and sale of Mortgage Loans pursuant thereto. At the Purchaser's option, any closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

    The closing for the purchase and sale of Mortgage Loans to be purchased on any Closing Date shall be subject to each of the following conditions:

    (a) all of the representations and warranties of the Seller under this Agreement shall be true and correct as of such Closing Date, no default shall have occurred and no event shall have occurred which, with notice or the passage of time or both, would constitute a default under this Agreement;

    (b) the Purchaser shall have received, or the Purchaser's attorneys shall have received in escrow, all closing documents as specified in Section 10 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the terms hereof;

    (c) the Seller shall have delivered and released to the Purchaser or its designee all Mortgage Loan Documents with respect to each Mortgage Loan not otherwise required under the Residential Servicing Agreement to be in the possession of, and actually in the possession of the Servicer; and

    (d) all other terms and conditions of this Agreement shall have been complied with.

    Subject to the foregoing conditions, the Purchaser shall pay to the Seller on the applicable Closing Date the applicable Purchase Price, plus accrued interest pursuant to Section 4 of this Agreement, by wire transfer of immediately available funds to the account designated by the Seller.

SECTION 10.   Closing Documents.

    The closing documents for the Mortgage Loans to be purchased on any Closing Date shall consist of fully executed originals of the following documents:

    1. on the Initial Closing Date only, this Agreement (and on all subsequent Closing Dates, a Commitment Letter in the form of Exhibit I hereto);

    2. on the Initial Closing Date only, the Residential Servicing Agreement, dated as of the Initial Cut-off Date, in the form of Exhibit B hereto;

    3. an Officer's Certificate, in the form of Exhibit C hereto, including all attachments thereto;

    4. an Opinion of Counsel of the Seller (who may be an employee of the Seller), in the form of Exhibit D hereto;

    5. a Notice of Sale and Release of Collateral, in the form of Exhibit E hereto;

    6. a Security Release Certification, in the form of Exhibit F hereto executed by any person, as requested by the Purchaser, if any of the Mortgage Loans have at any time been subject to any security interest, pledge or hypothecation for the benefit of such person; and

    7. a certificate or other evidence of merger or acquisition, if any of the Mortgage Loans being purchased were acquired by Seller by merger or acquisition.

    The Seller shall bear the risk of loss of any closing documents and Mortgage Loan documents until such time as they are received by the Purchaser or its attorneys or designees, as applicable.

SECTION 11.   Costs.

    The Purchaser shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys. All other costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans including recording fees, fees for recording Assignments of Mortgages, fees for title policy endorsements and continuations and, if applicable, the Seller's attorney's fees, shall be paid by the Seller.

SECTION 12.   Merger or Consolidation of the Seller.



    The Seller will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement. In the event Seller or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Seller assume the obligations of seller set forth in this Agreement.



    Any Person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller shall be a party, or any Person succeeding to the business of the Seller, shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall have a tangible net worth of at least $30,000,000.

SECTION 13.   Mandatory Delivery; Grant of Security Interest.

    The sale and delivery on any Closing Date of the Mortgage Loans described on the applicable Mortgage Loan Schedule is mandatory from and after the date of the execution of this

Agreement or a Commitment Letter, as the case may be, it being specifically understood and agreed that each Mortgage Loan is unique and identifiable and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser (including damages to prospective purchasers of the Mortgage Loans) in the event of the Seller's failure to deliver (i) each of the Mortgage Loans or (ii) one or more Qualified Substitute Mortgage Loans or (iii) one or more Mortgage Loans otherwise acceptable to the Purchaser on or before such Closing Date. The Seller hereby grants to the Purchaser a lien on and a continuing security interest in each Mortgage Loan set forth on the Initial Portfolio Mortgage Loan Schedule and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Seller of its obligations under this Agreement, and the Seller agrees that it shall hold such Mortgage Loans in custody for the Purchaser subject to the Purchaser's (i) right to reject any Mortgage Loan (or Qualified Substitute Mortgage Loan) under the terms of this Agreement and to require another Mortgage Loan (or Qualified Substitute Mortgage Loan) to be substituted therefor, and (ii) obligation to pay the Initial Purchase Price plus accrued interest as set forth in Section 4 hereof for the Mortgage Loans. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

SECTION 14.   Notices.

    All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address as follows:

    (i)  if to the Seller:

         People's Bank of California
         5900 Wilshire Boulevard
         Los Angeles, California 90036
         Attention:  Secretary

    (ii) if to the Purchaser:

         People's Preferred Capital Corporation
         5900 Wilshire Boulevard
         Los Angeles, California 90036
         Attention:  Secretary


or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

SECTION 15.   Severability Clause.

    Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

SECTION 16.   Counterparts.

    This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

SECTION 17.   Governing Law.

    This Agreement shall be deemed to have been made in the State of California. The Agreement shall be construed in accordance with the laws of the State of California and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the substantive laws of the State of California (without regard to conflicts of laws principles), except to the extent preempted by Federal law.

SECTION 18.   Intention of the Parties.

    It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling the Mortgage Loans and not a debt instrument of the Seller or another security. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans.

SECTION 19.   Successors and Assigns; Assignment of Purchase Agreement.

    This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and the respective permitted successors and assigns of the Seller and the successors and assigns of the Purchaser. This Agreement shall not be assigned, pledged or hypothecated by the Seller to a third party without the consent of the Purchaser. Subject to any applicable requirements of the Residential Servicing Agreement, this Agreement may be assigned, pledged or hypothecated by the Purchaser without the prior consent of the Seller. If the Purchaser assigns all or any of its rights as Purchaser hereunder, the assignee of the Purchaser will become the

"Purchaser" hereunder to the extent of such assignment, provided that at no time shall there be more than fifteen (15) persons having the status of "Purchaser" hereunder. Any assignment by the Purchaser shall be accompanied by the delivery and execution of an Assignment and Assumption Agreement (the "Assignment and Assumption Agreement") substantially in the form attached hereto as Exhibit G. Subject to any applicable requirements of the Residential Servicing Agreement, the Servicer shall be required to remit all amounts required to be remitted to the Purchaser hereunder to said assignee commencing with the first Remittance Date falling after receipt of said copy of the related Assignment and Assumption Agreement provided that the Servicer receives said copy no later than three (3) Business Days immediately prior to the first day of the month of the related Remittance Date.

SECTION 20.   Waivers.

    No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

SECTION 21.   Entire Agreement; Amendment.

    This Agreement (including the Schedules and Exhibits annexed hereto or referred to herein) and any Commitment Letter duly executed by the parties hereto contain the entire agreement between the parties with respect to the transactions contemplated hereby and supersede all prior agreements, written or oral, with respect thereto. No amendment, modification or alteration of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the authorized representatives of the parties hereto, provided, however, that as long as any Series A Preferred Shares remain outstanding, no material amendment to or modification or alteration of this Agreement may be entered into or approved by the Purchaser without the approval of a majority of the Independent Directors.

SECTION 22.   General Interpretive Principles.

    For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

    (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

    (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

    (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

    (d) reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

    (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

    (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

SECTION 23.   Reproduction of Documents.

    This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at any closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process but solely for the purposes set forth in this Agreement. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

SECTION 24.   Further Agreements.

    The Seller and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

SECTION 25.   Recordation of Assignments of Mortgage.

    The Seller shall execute a blanket assignment of the Mortgages underlying each Mortgage Loan sold to the Purchaser pursuant to this Agreement or a duly executed Commitment Letter. Upon the written request of Purchaser (whether due to the proposed sale of any Mortgage Loan by Purchaser or otherwise), or to the extent deemed necessary by the Servicer in connection with servicing a Mortgage Loan pursuant to the terms of the Residential Servicing Agreement, the Seller shall promptly prepare and execute individual Assignments of Mortgage to be recorded in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Purchaser or Purchaser's designee, but in any event, at the Seller's expense for a single recordation with respect to each Assignment of Mortgage.

    IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date and year first above written.

                                  PEOPLE'S PREFERRED CAPITAL CORPORATION



                                  By:
                                       -----------------------------------
                                  Name:
                                           -------------------------------
                                  Title:
                                           -------------------------------



                                  PEOPLE'S BANK OF CALIFORNIA



                                  By:
                                       -----------------------------------
                                  Name:
                                            ------------------------------
                                  Title:
                                            ------------------------------


                                  By:
                                       -----------------------------------
                                  Name:
                                            ------------------------------
                                  Title:
                                            ------------------------------

                                   EXHIBIT A

                         CONTENTS OF EACH MORTGAGE FILE



    With respect to each Mortgage Loan, the Mortgage File shall include each of the following items (to the extent such items are applicable and exist within the sellers Mortgage file), which shall be available for inspection by the Purchaser and any prospective Purchaser, and which shall be delivered to the Purchaser or its designee pursuant to Section 6.03 of the Mortgage Loan Purchase and Warranties Agreement to which this Exhibit is attached (the "Agreement"):



    1. The original Mortgage Note (or, with respect to the Mortgage Loan listed on Schedule I hereto, a lost note affidavit, executed by an officer of the Seller, with a copy of the original note attached thereto) bearing all intervening endorsements, endorsed "Pay to the order of ____________ without recourse" (except as otherwise provided in the Agreement) and signed in the name of the Seller by an authorized officer. To the extent that there is no room on the face of the Mortgage Notes for endorsements, the endorsement may be contained on an allonge, if state law so allows. If the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by "[Seller], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the endorsement must be by "[Seller], formerly known as [previous name]".

    2. The original of any guarantee executed in connection with the Mortgage Note.

    3. The original Mortgage, with evidence of recording thereon. If in connection with any Mortgage Loan, the Seller cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation, a photocopy of such Mortgage certified by the Seller to be true and correct will be delivered; if such Mortgage has been lost or if such public recording office retains the original recorded Mortgage, the Seller shall deliver or cause to be delivered to the Purchaser, a photocopy of such Mortgage, certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

    4. The originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon or certified copies of such documents if the originals thereof are unavailable.



    5. The original Assignment of Mortgage for each Mortgage Loan or a blanket assignment for all Mortgage Loans and signed in the name of the Seller by an authorized officer. If the Mortgage Loan was acquired by the Seller in a merger, the

         Assignment of Mortgage must be made by "[Seller], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the Assignment of Mortgage must be by "[Seller], formerly known as [previous name]". With respect to Co-op Loans, the Assignment of Mortgage shall include an assignment of Security Instruments.

    6. Originals of all intervening assignments of the Mortgage with evidence of recording thereon if such intervening assignment has been recorded.

    7. The original mortgagee policy of title insurance or, in the event such original title policy is unavailable, a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company.

    8. Any original security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

    9. The original hazard insurance policy and, if required by law, flood insurance policy, in accordance with Section 8.02(f) of the Agreement.

    10.  Residential loan application.

    11.  Mortgage Loan closing statement.

    12.  Verification of employment and income.

    13. Verification of acceptable evidence of source and amount of down payment.

    14.  Credit report on the Mortgagor.

    15.  Residential appraisal report.

    16.  Photograph of the Mortgaged Property.

    17.  Survey of the Mortgaged Property, if any.

    18. To the extent applicable, copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

    19.  All required disclosure statements.

    20. If available, termite report, structural engineer's report, water portability and septic certification.

    21.  Sales contract, if any.

    22. Tax receipts, insurance premium receipts, ledger sheets, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

    23. For Mortgage Loans with original LTV's greater than 80%, evidence of a Primary Insurance Policy.

    The Servicer (as defined in the Agreement) retains possession of the originals of those items identified in Items 9-23 of this Exhibit A.

                                   EXHIBIT B

                                   EXHIBIT C

                     FORM OF SELLER'S OFFICER'S CERTIFICATE

    I, _____________, hereby certify that I am the duly elected Executive Vice President of People's Bank of California, a federal savings bank organized under the laws of the United States (the "Seller") and further as follows:

    1. Attached hereto as Exhibit 1 is a true, correct and complete copy of the restated Federal Stock Charter of the Seller which is in full force and effect on the date hereof and which has been in effect without amendment, waiver, rescission or modification since

    2. Attached hereto as Exhibit 2 is a true, correct and complete copy of the bylaws of the Seller which are in effect on the date hereof and which have been in effect without amendment, waiver, rescission or modification since
_____________.

    3. Attached hereto as Exhibit 3 is an original certificate of good standing of the Seller issued within ten days of the date hereof, and no event has occurred since the date thereof which would impair such standing.

    4. Attached hereto as Exhibit 4 is a true, correct and complete copy of the corporate resolutions of the Board of Directors of the Seller authorizing the Seller to execute and deliver each of the Residential Mortgage Loan Purchase and Warranties Agreement, dated as of __________, 1997, by and between People's Preferred Capital Corporation (the "Purchaser") and the Seller (the "Purchase Agreement"), the Commitment Letter, dated as of _______, by and between the Purchaser and the Seller [if applicable] and to endorse the mortgage notes and execute the assignments of mortgages by original or facsimile signature, and such resolutions are in effect on the date hereof and have been in effect without amendment, waiver, rescission or modification since

    5. Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with the Purchase Agreement [and the Commitment Letter], the sale of the mortgage loans or the consummation of the transactions contemplated by the Purchase Agreement; or (ii) any required consent, approval, authorization or order has been obtained by the Seller.

    6. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of, the Purchase Agreement [or the Commitment Letter] conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under the charter or bylaws of the Seller, the terms of any indenture or other agreement or instrument to which the Seller is a party or by which it is bound or to which it is subject, or any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Seller is subject or by which it is bound.

    7. To the best of my knowledge, there is no action, suit, proceeding or investigation pending or threatened against the Seller which, in my judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted or in any material liability on the part of the Seller or which would draw into question the validity of the Purchase Agreement [or the Commitment Letter] or the mortgage loans or of any action taken or to be taken in connection with the transactions contemplated hereby, or which would be likely to impair materially the ability of the Seller to perform under the terms of the Purchase Agreement [and the Commitment Letter].

    8. Each person listed on Exhibit 5 attached hereto who, as an officer or representative of the Seller, signed the Purchase Agreement [and the Commitment Letter] and any other document delivered prior to or on the date hereof in connection with any purchase described in the Purchase Agreement was, at the respective times of such signing and delivery, and is now, a duly elected or appointed, qualified and acting officer or representative of the Seller, who holds the office set forth opposite his or her name on Exhibit 5, and the signatures of such persons appearing on such documents are their genuine signatures.

    9. The Seller is duly authorized to engage in the transactions described and contemplated in the Purchase Agreement [and the Commitment Letter].

    IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.


Dated:           , 1997                    By:
      -----------                             ---------------------------------
                                           Name:  J. Michael Holmes
       [Seal]                              Title:  Executive Vice President




I, William W. Flader, an Executive Vice President of People's Bank of California, hereby certify that J. Michael Holmes is the duly elected, qualified and acting Executive Vice President of the Seller and that the signature appearing above is his genuine signature.



    IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:           , 1997                    By:
      -----------                             ---------------------------------
                                           Name:  William W. Flader
                                           Title:  Executive Vice President

                                   EXHIBIT 5
                       to Seller's Officer's Certificate




       Name                          Title                       Signature
- ----------------------     ------------------------     -----------------------

                                   EXHIBIT D

                   FORM OF OPINION OF COUNSEL TO THE SELLER

                               _________________, 1997



People's Preferred Capital Corporation
5900 Wilshire Boulevard
Los Angeles, California 90036

Dear Sirs:

    You have requested my opinion, as General Counsel to People's Bank of California (the "Seller"), with respect to certain matters in connection with the sale by the Seller of the Mortgage Loans pursuant to that certain Residential Mortgage Loan Purchase and Warranties Agreement by and between the Seller and People's Preferred Capital Corporation (the "Purchaser"), dated as of __________, 1997 (the "Purchase Agreement") which sale is in the form of whole loans, delivered pursuant to the Purchase Agreement and serviced pursuant to a Residential Servicing Agreement, dated as of __________, 1997, by and between Temple-Inland Mortgage Corporation and the Purchaser (the "Servicing Agreement"). Capitalized terms not otherwise defined herein have the meanings set forth in the Purchase Agreement and the Servicing Agreement.

    I have examined the following documents:

    1. the Purchase Agreement [and, if applicable, the Commitment Letter dated ______________________;]

    2.   the Residential Servicing Agreement;

    3.   the form of Assignment of Mortgage;

    4.   the form of endorsement of the Mortgage Notes; and

    5. such other documents, records and papers as I have deemed necessary and relevant as a basis for this opinion.

    To the extent I have deemed necessary and proper, I have relied upon the representations and warranties of the Seller contained in the Purchase Agreement. I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents.

    Based upon the foregoing, it is my opinion that:

    1. The Seller is a federal savings bank duly organized, validly existing and in good standing under the laws of the United States and is qualified to transact business in, and is in good standing under, the laws of the United States.

    2. The Seller has the power to engage in the transactions contemplated by the Purchase Agreement [and, if applicable, the Commitment Letter dated ____________________;] and all requisite power, authority and legal right to execute and deliver the Purchase Agreement and to perform and observe the terms and conditions of such agreements.

    3. The Purchase Agreement has been duly authorized, executed and delivered by the Seller and is a legal, valid and binding agreement enforceable in accordance with its respective terms against the Seller, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance, none of which will materially interfere with the realization of the benefits provided thereunder or with the Purchaser's ownership of the Mortgage Loans.

    4. The Seller has been duly authorized to allow certain specified officers to execute any and all documents by original signature in order to complete the transactions contemplated by the Purchase Agreement and by original or facsimile signature in order to execute the endorsements to the Mortgage Notes and the Assignments of Mortgages, and the original or facsimile signature of the officer of the Seller executing the endorsements to the Mortgage Notes and the Assignments of Mortgages represents the legal and valid signature of said officer of the Seller.

    5. Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with the Purchase Agreement and the sale of the Mortgage Loans or the consummation of the transactions contemplated by the Purchase Agreement or (ii) any required consent, approval, authorization or order has been obtained by the Seller.

    6. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of, the Purchase Agreement conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under the charter or bylaws of the Seller, the terms of any indenture or other agreement or instrument to which the Seller is a party or by which it is bound or to which it is subject, or violates any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Seller is subject or by which it is bound.

    7. There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Seller which, in my judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted or in any material liability on the part of the Seller or which would draw into question the validity of the Purchase Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be likely to impair materially the ability of the Seller to perform under the terms of the Purchase Agreement.

    8. The sale of each Mortgage Note and Mortgage as and in the manner contemplated by the Purchase Agreement is sufficient to fully transfer to the Purchaser all right, title and interest of the Seller thereto as noteholder and mortgagee.

    This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon.

                             Very truly yours,


                             ------------------------------------
                             Doreen J. Blauschild
                             General Counsel

                                   EXHIBIT E




                                                   ______________________, 1997



Federal Home Loan Bank of
San Francisco (the "Association")
600 California Street
San Francisco, California 94108

Attention:    -------------------------------

              -------------------------------

    Re:  Notice of Sale and Release of Collateral

Dear Sirs:

    This letter serves as notice that People's Bank of California, a federal savings bank, organized pursuant to the laws of the United States (the "Bank") has committed to sell to People's Preferred Capital Corporation under a Residential Mortgage Loan Purchase and Warranties Agreement, dated as of __________, 1997, certain mortgage loans owned by the Bank. The Bank warrants that the mortgage loans to be sold to People's Preferred Capital Corporation are in addition to and beyond any collateral required to secure advances made by the Association to the Bank.

     The Bank acknowledges that the mortgage loans to be sold to People's Preferred Capital Corporation shall not be used as additional or substitute collateral for advances made by the Association. People's Preferred Capital Corporation understands that the balance of the Bank's mortgage loan portfolio may be used as collateral or additional collateral for advances made by the Association, and confirms that it has no interest therein.

    Execution of this letter by the Association shall constitute a full and complete release of any security interest, claim, or lien which the Association may have against the mortgage loans to be sold to People's Preferred Capital Corporation.

                                  Very truly yours,


                                  --------------------------------------
                                  By:
                                      ----------------------------------
                                  Name:
                                        --------------------------------
                                  Title:
                                         -------------------------------
                                  Date:
                                        --------------------------------



Acknowledged and approved:

FEDERAL HOME LOAN BANK OF
SAN FRANCISCO

By:
    ---------------------------
Name:
      -------------------------
Title:
       ------------------------
Date:
      -------------------------

                                   EXHIBIT F

                     FORM OF SECURITY RELEASE CERTIFICATION

                        I.  Release of Security Interest

    The financial institution named below hereby relinquishes any and all right, title and interest it may have in all Mortgage Loans to be purchased by People's Preferred Capital Corporation from People's Bank of California pursuant to that certain Residential Mortgage Loan Purchase and Warranties Agreement, dated as of __________, 1997, and certifies that all notes, mortgages, assignments and other documents in its possession relating to such Mortgage Loans have been delivered and released to People's Bank of California or its designees, as of the date and time of the sale of such Mortgage Loans to People's Preferred Capital Corporation.


Name and Address of Financial Institution

- -----------------------------------------
                 (name)

- -----------------------------------------
                (Address)

By:
   --------------------------------------


                            II.  Certification of Release

    People's Bank of California hereby certifies to People's Preferred Capital Corporation that, as of the date and time of the sale of the above-mentioned Mortgage Loans to People's Preferred Capital Corporation, the security interests in the Mortgage Loans released by the above-named financial institution comprise all security interests relating to or affecting any and all such Mortgage Loans. People's Bank of California warrants that, as of such time, there are and will be no other security interests affecting any or all of such Mortgage Loans.

                                  -----------------------------------
                                  By:
                                      -------------------------------
                                  Title:
                                         ----------------------------
                                  Date:
                                        -----------------------------

                                   EXHIBIT G

    FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT, dated _________, between ____________, a __________ corporation ("Assignor") and __________, a
________________ corporation ("Assignee"):

    For good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

    1. The Assignor hereby grants, transfers and assigns to Assignee, as purchaser, all of the right, title and interest of Assignor with respect to the mortgage loans listed on Exhibit A attached hereto (the "Mortgage Loans"), and with respect to such Mortgage Loans, in, to and under (a) that certain Residential Mortgage Loan Purchase and Warranties Agreement dated __________, 1997 by and between People's Bank of California (the "Seller") and People's Preferred Capital Corporation (the "Purchaser") (the "Purchase Agreement"), and
(b) that certain Assignment, Assumption and Recognition Agreement dated as of _______, 1997, by and between the Seller, the Purchaser and Temple-Inland Mortgage Corporation (the "Servicer") (the "Residential Servicing Agreement"; the Residential Servicing Agreement and the Purchase Agreement are collectively referred to as the "Agreements").

    2. The Assignor warrants and represents to, and covenants with, the Assignee that:

         a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

         b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Seller with respect to the Agreements or the Mortgage Loans;

         c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Agreements. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Agreements; and

         d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans or any interest in the Mortgage Loans, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, or any interest in the Mortgage Loans or otherwise approached or negotiated with respect to the Mortgage Loans, or any interest in the Mortgage with any person in any manner, or made any general solicitation by means of generaladvertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "1933 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

    3. The Assignee warrants and represents to, and covenants with, the Assignor and the Seller pursuant to the Agreements that:

         a. The Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to acquire, own and purchase the Mortgage Loans;

         b. The Assignee has full corporate power and authority to execute, deliver and perform under this Assignment and Assumption Agreement, and to consummate the transactions set forth herein. The execution, delivery and performance of the Assignee of this Assignment and Assumption Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignee. This Assignment and Assumption Agreement has been duly executed and delivered by the Assignee and constitutes the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its respective terms;

         c. To the best of Assignee's knowledge, no material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Assignment and Assumption Agreement, or the consummation by it of the transactions contemplated hereby;

         d. The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Agreements, the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Seller and the Assignor all of the Assignor' s obligations as Purchaser thereunder, including, without limitation, the limitation on assignment set forth in
              Section 19 of the Purchase Agreement;

         e. The Assignee understands that the Mortgage Loans have not been registered under the 1933 Act or the securities laws of any state;

         f. The purchase price being paid by the Assignee for the Mortgage Loans is in excess of $250,000 and will be paid by cash remittance of the full purchase price within sixty (60) days of the sale;

         g. The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person;

         h. The Assignee considers itself a sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

         I. The Assignee has been furnished with all information regarding the Mortgage Loans that it has requested from the Assignor or the Seller;

         j. Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans or any interest in the Mortgage Loans, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans or any interest in the Mortgage Loans, or otherwise approached or negotiated with respect to the Mortgage Loans or any interest in the Mortgage Loans with any person in any manner which would constitute a distribution of the Mortgage Loans under the 1933 Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

         k. Either: (1) the Assignee is not an employee benefit plan ("Plan") within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan (also "Plan") within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code"), and the Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as Trustee of, or with assets of, a Plan; or (2) the Assignee's purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

    4. (a) The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Agreements is:

                             ---------------------------

                             ---------------------------

                             ---------------------------

    The Assignee's wire instructions for purposes of all remittances and payments related to the Mortgage Loans are:

                             ---------------------------

                             ---------------------------

                             ---------------------------

    (b) The Assignor's address for purposes for all notices and correspondence related to the Mortgage Loans and this Agreement is:

                             ---------------------------

                             ---------------------------

                             ---------------------------

    5. This Agreement shall be construed in accordance with the substantive laws of the State of California (without regard to conflicts of laws principles) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, except to the extent preempted by federal law.

    6. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. This Agreement may not be assigned by the Assignee without the express written consent of the Assignor. Any entity into which the Assignor or Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed the Assignor or Assignee, respectively, hereunder.

    7. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

    8. This Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Agreements by the Assignor.

    9. Notwithstanding the assignment of the Agreements by either the Assignor or Assignee, this Agreement shall not be deemed assigned by the Assignor or the Assignee unless assigned by separate written instrument.

    10. For the purpose for facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

    IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be executed by their duly authorized officers as of the date first above written.


- ---------------------------------      -------------------------------------
Assignor                          Assignee

By:                               By:
  -----------------------------       --------------------------------------

Its:                              Its:
    ---------------------------        -------------------------------------

Taxpayer Identification           Taxpayer Identification
No.:                              No.:
    ----------------                   -------------------------------------

                                   EXHIBIT H


                    INITIAL PORTFOLIO MORTGAGE LOAN SCHEDULE

                                   EXHIBIT I


                           FORM OF COMMITMENT LETTER


                                     [Date]




People's Bank of California
5900 Wilshire Boulevard
Los Angeles, California 90036

Ladies and Gentlemen:

    People's Preferred Capital Corporation, a Maryland corporation ("Purchaser"), hereby agrees to purchase from you ("Seller"), and you hereby agree to sell, transfer, assign and convey to Purchaser, on ________________ (the "Closing Date"), all of your right, title and interest in and to those residential mortgage loans (the "Mortgage Loans") set forth on Schedule I (the "Mortgage Loan Schedule") attached hereto, the related Mortgage Files and all rights and obligations of Seller arising under the documents contained therein, subject to the terms and conditions set forth in this Commitment Letter and in that certain Residential Mortgage Loan Purchase and Warranties Agreement, dated as of ______________, 1997 (the "Purchase Agreement"), by and between Purchaser and Seller.

    The Mortgage Loans shall have an aggregate principal balance on ____________ (the "Cut-off Date") of $_______, or such amount as Purchaser and Seller shall agree upon as evidenced by the aggregate principal balance of the Mortgage Loans accepted by Purchaser on the Closing Date. The purchase price payable by Purchaser to Seller at the Closing in consideration for the Mortgage Loans set forth on the Mortgage Loan Schedule shall be $_______ (the "Purchase Price"), or such other amount as Purchaser and Seller shall agree upon as evidenced by the aggregate principal balance of the Mortgage Loans accepted by Purchaser on the Closing Date.

    The purchase and sale of the Mortgage Loans contemplated hereby shall be consummated by Purchaser and Seller subject to and in accordance with the terms and conditions of the Purchase Agreement, including, without limitation, the representations and warranties of Seller contained in Section 8 thereof and the provisions relating to the purchase and sale of Mortgage Loans and delivery of related documents in connection therewith set forth in Sections 4, 5, 6, 9 and 10 thereof. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

                             Very truly yours,

                             PEOPLE'S PREFERRED CAPITAL
                             CORPORATION



                             By:
                                  --------------------------------------------
                                  Name:
                                  Title:



Agreed and accepted as of the day
first written above:

PEOPLE'S BANK OF CALIFORNIA



By:
    ----------------------------
    Name:
    Title:








                                     I-2